The New Economy Fund
                              333 South Hope Street
                       Los Angeles, California 90071-1406
                              Phone (213) 486 9320

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:


Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $25,438
------------------ --------------------------------
------------------ --------------------------------
Class B            $0
------------------ --------------------------------
------------------ --------------------------------
Class C            $0
------------------ --------------------------------
------------------ --------------------------------
Class F            $288
------------------ --------------------------------
------------------ --------------------------------
Total              $25,726
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $141
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $0
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $0
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $2
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $2
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $0
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $0
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $52
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $69
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $331
------------------ --------------------------------
------------------ --------------------------------
Total              $597
------------------ --------------------------------


Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.0745
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.0805
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.0810
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.0227
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.0675
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.0293
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.0857
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.1329
-------------------- -------------------------------------------


Item 74U1 and 74U2
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            322,951
------------------ ----------------------------------
------------------ ----------------------------------
Class B            8,588
------------------ ----------------------------------
------------------ ----------------------------------
Class C            4,091
------------------ ----------------------------------
------------------ ----------------------------------
Class F            4,232
------------------ ----------------------------------
------------------ ----------------------------------
Total              339,862
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        2,021
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        406
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        613
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        112
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        34
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          131
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          2,470
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          1,974
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          1,015
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          2,561
------------------ ----------------------------------
------------------ ----------------------------------
Total              11,337
------------------ ----------------------------------


Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $20.38
----------------------- -------------------------
----------------------- -------------------------
Class B                 $19.63
----------------------- -------------------------
----------------------- -------------------------
Class C                 $19.56
----------------------- -------------------------
----------------------- -------------------------
Class F                 $20.30
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $20.34
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $19.85
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $19.86
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $20.21
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $20.31
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $20.01
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $20.01
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $20.22
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $20.35
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $20.45
----------------------- -------------------------